CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

July 25, 2013

Date of Report

(Date of Earliest Event Reported)

SPECIALTY CONTRACTORS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-166057	27-1897718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087

(Address of principal executive offices (zip code))

(214) 457-1227

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 DISPOSITION OF ASSETS

On March 1, 2013, the Company divested its wholly owned subsidiary Texas Deco Pierre, LLC due to continuing losses. The Company will record a loss on the disposition and will report that when available. The Company also purchased 100% of Alpha Wise Assets, LLC, a company in the home building and remodeling business.

The agreements for acquisition and disposition of assets are included as an Exhibit to this filing.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT

Simultaneously with the disposition of its subsidiary and purchase of Alpha Wise Assets, LLC, the Company purchased 5,970,000 shares from the former President and simultaneously reissued them to Michael Goode, the Company’s new sole Director and Officer. Mr. Goode now owns 5,970,000 common shares of the Company which equates to 88.1% of the outstanding common stock.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

In accordance with the disposition of assets and change in control of the Company’s common stock, Charles Bartlett resigned as an officer and director of the Company and Michael Goode was elected as sole director and appointed as CEO, President, Chief Accounting Officer, Secretary, and Treasurer of the Company.

Michael Goode, age 60, attended McLennan Community College in Waco, Texas studying Business Administration from 1974 to 1979 where he graduated with an Associate Degree in Applied Science Management Development.

Mr. Goode entered the U.S. Navy in 1971 to 1978 and then worked for the Veterans Administration Regional Office in Waco, Texas until 1981 when he worked for the State of Texas Veteran Affairs Commission from 1981 to 1985. Mr. Goode worked for A.L. Williams Insurance part time from 1984 until employing fulltime from 1985 to 1988 as a Divisional District Manager. Mr. Goode then worked for the Department of Labor in Dallas, Texas from 1988 until retirement in 2009 as a Senior Claims Examiner. Mr. Goode is owner of Goode Investments from 2010 to the present which is involved in real estate investments which includes home remodeling and construction of new homes.

Professional Affiliations of Mr. Goode include the American Legion, Masonic Lodge, and Professional Bowlers Association.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The audited financial statements are filed as Exhibits to this report on Form 8-K:

PRO FORMA FINANCIAL INFORMATION

Asset Purchase Agreement

On February 28, 2013, we purchased 100% of Alpha Wise Assets, LLC (“Alpha Wise”), a Texas limited liability company (the “Seller”). The asset purchase was determined to constitute a business under ASC 805 and therefore business combination accounting has been followed.

The purchase price for the assets was $30,000 (the “Purchase Price”) which was paid to repurchase 5,970,000 shares of common stock which was then immediately reissued for 100% of Alpha Wise. The Company is in process of having the financial statements of Alpha Wise audited in accordance with Generally Accepted Accounting Principles (GAAP) and as required by the rules and regulations as promulgated by the Securities and Exchange Commission in connection with the acquisition of a business entity.

2

A summary of the purchase price allocation is shown below:

Purchase Price Allocation

Accounts Payable	(1,239)
Inventory	199,551
Note Payable	(194,037)
Advances	(2,803)
Loss on acquisition [1]	28,528
Total Purchase Price	30,000

[1] A loss on acquisition was recorded as the inventory asset was recorded at its fair value to be sold and does not constitute goodwill as there is no identifiable value in the business acquired beyond the inventory purchased.

Following is an unaudited pro forma balance sheet and income statement as if the asset purchase had been consummated as of January 1, 2012:

Balance Sheet
	31-Dec-12
	Specialty As Reported	Alpha Wise	Proforma Adjustments	Proforma
Assets
Current Assets
Cash	91,632	4,773	(30,000)	66,405
Inventory- Work In Process	-	174,151		174,151
Total Current Assets	91,632	178,924	(30,000)	240,556

Property and equipment, net	4,236	-		4,236
Total Assets	95,868	178,924	(30,000)	244,792

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable	1,655	-		1,655
Accrued expenses	2,988	-		2,988
Amounts due to shareholder	4,415	3,203		7,618
Construction loan	-	176,086		176,086
Total Current Liabilities	9,058	179,289	-	188,347

3

Long-Term Liabilities
Line of credit	20,767	-			20,767
Total Liabilities	29,825	179,289	-		209,114

Stockholders' Equity
Preferred Stock, $.001 par value, 20,000,000 shares authorized, -0- shares issued and outstanding	-	-
Common Stock, $.001 par value, 50,000,000 shares authorized, 6,777,834 issued and outstanding	6,778	-			6,778
Paid in capital	310,098	30,000	(30,000)	[1]	310,098
Accumulated deficit	(250,833)	(30,365)	30,000	[1]	(251,198)
Total Stockholders' equity	66,043	(365)	-		65,678
Total Liabilities and Stockholders' Equity	$95,868	178,924	-		274,792

[1] To remove Member’s equity prior to acquisition.

Income Statement
	31-Dec-12
	Specialty As Reported	Alpha Wise	Proforma Adjustments	Proforma
Revenue	$9,501	$—	$—	$9,501

Net Income (Loss)	$(61,477)	$(30,365)	$365	$(91,477)

Basic and Diluted Loss per Common Share				$(0.01)

Basic and Diluted Weighted Average Common Shares Outstanding				6,777,834

Sale of Texas Deco Pierre, LLC and Discontinued Operations

On February 28, 2013 the Company sold its subsidiary Texas Deco Pierre, LLC (TDP) to the former President of the Company in exchange for indemnification for all acts and activities that may result from the operation of TDP.

As a result of the sale of TDP, the Company’s investment in TDP of $30,000, the related intercompany receivables of $28,500 and payments made on the LOC on behalf of TDP of $41,565 were written off as of the date of disposition. A loss of $7,963 was recorded for the disposition of TDP for the year quarter ended March 31, 2013 which consisted of its losses as of February 28, 2013.

4

A summarized operating result for discontinued operations is as follows:

	For the Two Months Ended February 28, 2013	For the Twelve Months Ended December 31, 2012
Revenues	$ 6,812	$ 105,581
Cost of revenues	1,947	51,825
Depreciation expense	—	2,981
Operating expenses	12,828	74,636
Operating loss	7,963	23,861

Interest expense	—	3,041
Net loss from discontinued operations	$ 7,963	$ 26,902

Summary of asset and liabilities of discontinued operations is as follows:

Cash	$29,704	$268
Property and equipment, net	4,236	4,236
Total assets of discontinued operations	33,940	4,504

Accounts payable and accrued expenses	2,988	4,588
Intercompany payable	58,500	18,500
Shareholder advance	3,415	4,415
Note payable – short term	62,333	62,333
Total liabilities of discontinued operations	$127,236	$89,836

EXHIBITS

10.1	Asset Purchase Agreement

99.1	Audited financial Statements of the company acquired as of December 31, 2012 and February 28, 2013

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPECIALTY CONTRACTORS, INC.

By:   /s/  Michael Goode

Michael Goode

Chief Executive Officer

Dated:  July 25, 2013

6